UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   SCHEDULE 14A

                              SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]     Preliminary proxy statement
[  ]    Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[  ]    Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to Section 240.14a-12

                        COLUMBIA FUNDS SERIES TRUST I

               (Name of Registrant as Specified in its Charter)

Payment  of Filing Fee (Check the appropriate box):

[X]    No fee required.
[      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
         (1) Title of each class of securities to which transaction applies:
         ------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
         ------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
         ------------------------------------------------------------------

         (5) Total fee paid:
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[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:
         ------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
         ------------------------------------------------------------------

         (3) Filing Party:
         ------------------------------------------------------------------

         (4) Date Filed:
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

                       COLUMBIA REAL ESTATE EQUITY FUND

                One Financial Center, Boston, Massachusetts 02111
                                  866-492-5763

Dear Shareholder:

         I am writing to you to ask for your vote on a proposal to change the classification of Columbia Real Estate Equity Fund (the "Fund") from "diversified" to "non-diversified." This change would permit the Fund to invest more of its assets in the securities of fewer issuers. If approved, the Fund will be able to act as "non-diversified" fund immediately after the shareholder meeting.

         Included in this booklet is information about the upcoming meeting of shareholders of the Fund (the "Meeting"), including:

o A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, which summarizes the issue on which you are being asked to vote; and


o A PROXY STATEMENT, which provides more detailed information about that issue.


         Although we would like very much to have each shareholder attend the Meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

 THE TRUSTEES OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

  YOUR VOTE IS IMPORTANT. A PROMPT RESPONSE ON YOUR PART WILL HELP TO ENSURE THAT YOUR INTERESTS ARE REPRESENTED. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSAL, PLEASE CALL A CUSTOMER SERVICE REPRESENTATIVE AT 866-492-5763 OR CONTACT YOUR FINANCIAL ADVISOR.

                                                      Sincerely yours,



                                                      Christopher L. Wilson
                                                      President

November 28, 2007

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 1, 2008

                        COLUMBIA REAL ESTATE EQUITY FUND
                    A series of Columbia Funds Series Trust I
                                  (the "Fund")

                              One Financial Center
                           Boston, Massachusetts 02111
                                  866-492-5763

To the Shareholders of the Fund:

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the fund (the "Meeting") will be held at the offices of the Fund at One Financial Center, Boston, Massachusetts, on February 1, 2008, at 2:00 p.m. Boston time. The purpose of the Meeting is to consider and act upon the following matter:

1. A proposal to change the classification of the Fund from "diversified" to "non-diversified," as such terms are defined under the Investment Company Act of 1940, as amended.

     Shareholders of record of the Fund at the close of business on November 15, 2007 are entitled to notice of, and to vote at, the Meeting and any adjourned or postponed sessions thereof.

THE TRUSTEES OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.


                                                      By order of the Board of
                                                      Trustees,


                                                      James R. Bordewick, Jr.
                                                      Secretary of the Fund
 November 28, 2007

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY. YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                                 PROXY STATEMENT

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 1, 2008


                        COLUMBIA REAL ESTATE EQUITY FUND
                    A Series of Columbia Funds Series Trust I
                                  (the "Fund")


                              One Financial Center
                           Boston, Massachusetts 02111
                                  866-492-5763



     This proxy statement (the "Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Trustees (the
"Board") of Columbia Funds Series Trust I (the "Trust") for use at the special meeting of shareholders of the Fund (the "Meeting") to be held at the offices of the Fund, One Financial Center, Boston, Massachusetts, on February 1, 2008, at 2:00 p.m. Boston time, and at any adjourned sessions thereof. The notice of special meeting of shareholders, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about November 28, 2007. Please read this Proxy Statement carefully and keep it for future reference.

     This Proxy Statement contains information you should know before voting on the proposal. As described in greater detail below, the Fund is seeking to change its classification from "diversified" to "non-diversified," as such terms are defined under the Investment Company Act of 1940, as amended (the "1940 Act"). This would permit the Fund to invest more of its assets in the securities of fewer issuers. At the Meeting, shareholders will consider the following matters:

1. A proposal to change the classification of the Fund from diversified" to "non-diversified," as such terms are defined under the 1940 Act.

2. Any other business as may properly come before the Meeting, or any adjourned or postponed sessions thereof.

     Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted in accordance with the recommendation of the Board. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or e-mail by officers and trustees of the Trust, officers and employees of Columbia Management Advisors, LLC ("Columbia Management") and other representatives of the Fund, as described below. The costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting (including any adjourned or postponed sessions thereof), and other expenses associated with obtaining the approval of the shareholders of the Fund will be borne equally by the Fund and Columbia Management.

     Shareholders of record at the close of business on November 15, 2007 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Shareholders of the Fund on the Record Date shall be entitled to a number of votes on any matter on which they are entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the Record Date
(for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

     It is expected that the solicitation of proxies will be primarily by mail. Officers and service providers of the Trust and/or Bank of America also may solicit proxies by telephone or otherwise. Computershare Fund Services
("Computershare") has been engaged to assist in the distribution of proxy materials and solicitation of votes. For its services, Computershare will receive a fee of approximately [$_______] including expenses.

PROPOSAL 1: TO CHANGE THE CLASSIFICATION OF THE FUND FROM "DIVERSIFIED" TO "NON-DIVERSIFIED"

     As described in more detail below, the Board recommends that shareholders approve a change in the classification of the Fund from "diversified" to "non-diversified," as such terms are defined under the 1940 Act. Generally, a "non-diversified" fund may invest a greater percentage of its total assets in the securities of fewer issuers than may a "diversified" fund. The Fund is seeking shareholder approval to change its classification to "non-diversified" because Columbia Management believes that the Fund will benefit from the additional investment flexibility afforded by such classification. In addition, because its classification as "diversified" is a fundamental investment restriction, the Fund may change its classification only with shareholder approval.

BACKGROUND

     The Fund operates as a "diversified" fund for purposes of Section 5(b) of the 1940 Act. Under Section 5(b)(1) of the 1940 Act, a "diversified" fund must have at least 75 percent of the value of its total assets in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities. For the purposes of this calculation, the fund may not count securities of a single issuer that represents more than 5 percent of the fund's total assets or securities that constitute more than 10 percent of the issuer's outstanding voting securities. The Fund also maintains a fundamental policy that states that the Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) the Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

     The Fund is also subject to certain additional diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code"). With respect to 50% of the Fund's total assets, the Fund may not invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer. With respect to the remaining 50% of the Fund's total assets, the Fund may not invest more than 25% of its assets in any one issuer. Even if this proposal is approved, the Fund will continue to be subject to the Code's diversification requirements with respect to regulated investment companies.

     Columbia Management is seeking the flexibility to invest more of the Fund's assets in the securities of fewer issuers. Columbia Management believes this flexibility will allow the Fund to better pursue its investment objective of seeking capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs). Furthermore, the Fund's peer group, the Morningstar Specialty Real Estate Funds Category, is composed of similar real estate-related funds, many of which are classified as "non-diversified" under the 1940 Act. In addition, at its October 11, 2007 meeting, the Board approved the merger of the Fund and Excelsior Real Estate Fund, a fund classified as "non-diversified" subject to approval by shareholders of Excelsior Real Estate Fund. Even if the proposal to change the Fund's classification to "non-diversified" is approved by shareholders of the Fund, Columbia Management may or may not operate the Fund as a "non-diversified" fund, depending on its assessment of the investment opportunities available to the Fund from time to time.

     A "non-diversified" fund generally may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by a "non-diversified" fund could affect the overall value of such fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, a "non-diversified" fund's value will likely be more volatile than the value of more diversified funds.

REQUIRED VOTE

     Approval of the proposed change requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" of the Fund means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Only shareholders of record on November 15, 2007, may vote.

     If  shareholders   approve  the  proposed  change,   it  will  take  effect
immediately after the Meeting. If the proposed change is not approved, the Fund will continue to operate as a diversified fund.

 THE TRUSTEES OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

     Certain additional information regarding Columbia Management and the Meeting is presented below.

MANAGEMENT

     Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment adviser and provides administrative and other services to the Fund. Columbia Management is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Management, a registered investment adviser, has been an investment advisor since 1995. Columbia
Management Distributors, Inc. ("CMD"), a registered broker/dealer and a member of the Financial Industry Regulatory Authority, is located at One Financial Center Boston, MA 02111. CMD is the principal underwriter for the Fund, and is authorized under a distribution agreement to sell shares of the Fund.

OTHER BUSINESS

     The only business that management of the Fund intends to present or knows that others will present is the proposal set forth herein. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND PRINCIPAL SHAREHOLDERS

     For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of November 15, 2007 was as follows:

               Share Class                       Number of Shares Outstanding
                                                     and Entitled to Vote
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
Class A
------------------------------------------- ------------------------------------
Class B
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
Class C
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
Class Z
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
Total

     Exhibit A shows the name, address and share ownership of each person known to the Trust to own beneficially or of record 5% or more of a class of the Fund as of October 31, 2007. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in Exhibit A is identified as the holder of more than 25% of the Fund and has voting and/or investment power, it may be presumed to control the Fund.

     The trustees and officers of the Fund, in the aggregate, owned less than 1% of any class of the Fund's outstanding shares as of October 31, 2007.

INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

     All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the proposal.

     Any proxy may be revoked at any time prior to its being exercised by written notification received by the Fund's Secretary prior to the Meeting, by the execution of a later dated proxy, or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke an otherwise valid proxy.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Fund outstanding on the Record Date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund.

     In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions or "broker non-votes," as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of a vote "against" the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

     If a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares voted at the Meeting (without regard to abstentions and broker non-votes). If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for the proposal in favor of adjournment and will vote those proxies that require them to vote against the proposal against adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

     The Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the Securities and Exchange Commission, in order to be eligible for inclusion in the Fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement.

     You may submit shareholder proposals c/o the Secretary of the Fund, One Financial Center, Boston, Massachusetts 02111.

OTHER INFORMATION

     Additional information about the Fund is available in its prospectus and statement of additional information and annual and semi-annual reports to shareholders. The Fund has previously sent its most recent annual and semiannual report to shareholders. You can get free copies of these documents by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02206-8081
1-800-345-6611
www.columbiafunds.com


                                 Exhibit A

                  OUTSTANDING SHARES AND PRINCIPAL SHAREHOLDERS
                             As of October 31, 2007

----------------------------------------------------------- ---------------- ---------------------------------
Name and Address of Beneficial             Class of          Number of Shares             Percentage of
Owner                                      Shares                                         Class
----------------------------------------------------------- ---------------- ---------------------------------
----------------------------------------------------------- ---------------- ---------------------------------
Charles Schwab & Co Inc.                     A                 325,905.5290                 26.28
Special Custody Account for
 Exclusive Benefit
of Customers
Attn: Mutual Funds
 101 Montgomery Street
 San Francisco CA  94104-4151

----------------------------------------------------------- ---------------- ---------------------------------
----------------------------------------------------------- ---------------- ---------------------------------
Bank of America NA                           Z                  4,540,601.8160              27.04
Attn: Joan Wray/Funds Accounting
 411 N Akard Street
 Dallas TX  75201-3307

----------------------------------------------------------- ---------------- ---------------------------------
----------------------------------------------------------- ---------------- ---------------------------------
Charles Schwab & Co Inc.                     Z                  3,355,696.7140              19.99
Special Custody Account for
 Exclusive Benefit
of Customers
Attn: Mutual Funds
 101 Montgomery Street
 San Francisco CA  94104-4151

----------------------------------------------------------- ---------------- -


                                 PROXY CARD


              EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
              VOTE THIS PROXY CARD TODAY!

              THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

              YOU CAN VOTE YOUR PROXIES OVER THE INTERNET, BY
              TELEPHONE OR BY FAX - IT'S EASY AND CONFIDENTIAL.

              INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE
              24 HOURS A DAY, SEVEN DAYS A WEEK.

              IF YOU ARE VOTING BY INTERNET, TELEPHONE OR FAX,
              YOU SHOULD NOT MAIL YOUR PROXY CARD.

              VOTE BY INTERNET:

                -  READ THE PROXY STATEMENT AND HAVE YOUR PROXY
                   CARD AVAILABLE.

                -  GO TO [[________________]] AND
                   FOLLOW THE ON SCREEN DIRECTIONS.

              VOTE BY TELEPHONE:

                -  READ THE PROXY STATEMENT AND HAVE YOUR PROXY
                   CARD AVAILABLE.

                -  WHEN YOU ARE READY TO VOTE, CALL TOLL FREE
                   [[------------]].

                -  FOLLOW THE RECORDED INSTRUCTIONS PROVIDED TO
                   CAST YOUR VOTE.

               VOTE BY FAX:

                -  FAX YOUR EXECUTED PROXY TO US TOLL FREE AT
                   [[______________________]] ANYTIME.

               IF YOU HAVE ANY QUESTIONS OR CONCERNS, PLEASE CALL
               [[_______________]] FROM [[9:00 A.M. TO 11:00 P.M.]] EASTERN TIME
               MONDAY THROUGH FRIDAY, AND SATURDAYS FROM [[12:00 P.M. TO
               6:00 P.M.]]

               YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER
               ACCOUNTS. THESE ARE NOT DUPLICATES; YOU SHOULD
               SIGN AND RETURN EACH PROXY IN ORDER FOR YOUR VOTES
               TO BE COUNTED.

                    Please detach at perforation before mailing.


COLUMBIA MANAGEMENT                                                      PROXY

                         COLUMBIA FUNDS SERIES TRUST I
                       COLUMBIA REAL ESTATE EQUITY FUND
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 1, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of James R. Bordewick, Jr., Michael G. Clarke, J. Kevin Connaughton, Peter T. Fariel, Ryan C. Larrenaga, Julie B. Lyman, and
Christopher L. Wilson as proxies of the signers, with full power of substitution, to vote all shares at the special meeting of shareholders to be held at the offices of Columbia Management Advisors, LLC at One Financial Center, Boston, Massachusetts, on February 1, 2008, at 2:00 p.m. Boston time and at any adjournments or postponements thereof, as specified herein, and, on any other business that may properly come before the meeting, in accordance with their best judgment.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted.

               VOTE VIA THE INTERNET: [[_________________]]
               VOTE VIA THE TELEPHONE: [[______________]]
               ----------------------------------------------------
               999 9999 9999 999
               ----------------------------------------------------

               NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

               ----------------------------------------------------
               Shareholder sign here

               ----------------------------------------------------
               Co-owner sign here

               ----------------------------------------------------
               Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                   EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                        VOTE THIS PROXY CARD TODAY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

For shareholders of Columbia Real Estate Equity Fund:

                                                FOR       AGAINST       ABSTAIN
A proposal to change the classification
of Columbia Real Estate Equity Fund  from
"diversified" to "non-diversified,"            [  ]         [  ]         [  ]
as such terms are defined under the
Investment Company Act of 1940, as amended.



MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW. [  ]

---------------------------

---------------------------